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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  May 18, 2000
                                                       --------------------



                                   e4L, Inc.
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              (Exact name of registrant as specified in charter)


     Delaware                            I-6715                         13-2658741
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(State or Other Juris-           (Commission File Number)         (IRS Employer Identi-
diction of Incorporation)                                          fication No.)
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15821 Ventura Boulevard, 5th Floor, Los Angeles, CA            91436
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(Address of principle executive offices)                      (Zip Code)


Registrant's telephone number, including area code  818-461-6400
                                                  ----------------


___________________________________________________________________________
        (Former name or former address, if changed since last report.)

                     ____________________________________


                    Exhibit Index appears on Page 4 hereof.
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Item 5.   Other Events.

     On May 18, 2000, e4L, Inc. announced that it had acquired a fifty percent
(50%) interest in Promenade Membership Services, LLC, a provider of discount membership shopping clubs and services to consumers and businesses.

     A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press Release dated May 18, 2000

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       e4L, Inc.
                                       (Registrant)


Date: May 19, 2000                     By:    /s/ Daniel M. Yukelson
                                             -----------------------------------
                                       Name:  Daniel M. Yukelson
                                       Title: Executive Vice President/Finance
                                              and Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX
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No.
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99.1  Press Release dated May 18, 2000.


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